UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): NOVEMBER 11, 2005
                                                         -----------------

                                HEMOBIOTECH, INC.
                                -----------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

             000-51334                              33-0995817
             ---------                              ----------
     (Commission File Number)             (IRS Employer Identification No.)

                        14221 DALLAS PARKWAY, SUITE 1500
                               DALLAS, TEXAS 75254
                               -------------------
                    (Address of Principal Executive Offices)

                                 (214 540-8411)
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS.

         On November 11, 2005, Hemobiotech, Inc. (the "Company") announced that quotations for its common stock commenced on the Over-the-Counter Bulletin Board ("OTCBB") on November 10, 2005. The closing price of the common stock on such date as reported by the OTCBB was $1.22.

         The press release issued by the Company announcing the foregoing is included as Exhibit 99.1 to this Current Report and is incorporated by reference in its entirety into this Item 8.01.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.
         --------

Exhibit No.       Description
-----------       -----------

99.1              Press Release of Hemobiotech, Inc., dated November 11, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HEMOBIOTECH, INC.


                                           By: /s/ Mark Rosenblum
                                           ----------------------
                                           Mark Rosenblum
                                           Chief Financial Officer and Secretary

         Dated: November 11, 2005

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

99.1              Press Release of Hemobiotech, Inc., dated November 11, 2005.